LAND COURT SYSTEM





REGULAR SYSTEM
Return By:  Mail (   )
Pickup (   )  To:

NI Hawaii Financial, Inc.
745 Fort Street, 8th Floor
Honolulu, Hawaii  96813





Tax Map Key:  4-2-004-021 (2)
Tax Map Key:  4-2-004-015 & 014 (2)
0129588.KYS

                     FIRST MORTGAGE, SECURITY AGREEMENT,
                FINANCING STATEMENT AND ASSIGNMENT OF RENTALS
                                  securing
                        Adjustable Interest Rate Loan

        THIS FIRST MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT
AND ASSIGNMENT OF RENTALS (this "Mortgage") made this      24TH
day of  FEBRUARY   , 1996, by and among the following parties:

              A. The following parties, who are individually and collectively referred to herein as the "Mortgagor":

                    1. MAUI LAND & PINEAPPLE COMPANY, INC., a Hawaii corporation, whose principal place of business is 120 Kane Street, Kahului, Maui, Hawaii, and whose post office address is P.O. Box 187, Kahului, Maui, Hawaii 96732, who owns the title to the property described in ITEM ONE of EXHIBIT A attached hereto, hereinafter sometimes separately referred to as the "Ground
              Lessor" and the "Accommodation Mortgagor", and

                    2. NI HAWAII RESORT, INC., a Hawaii corporation whose address is 745 Fort Street, Honolulu, Hawaii
              96813, who owns the title to the property described in ITEM TWO of EXHIBIT A attached hereto;

              B. NI HAWAII RESORT, INC., a Hawaii corporation, whose address is 745 Fort Street, 8th Floor, Honolulu,
        Hawaii  96813, hereinafter referred to as the "Borrower",

in favor of and for the benefit of NI HAWAII FINANCIAL, INC., a Delaware corporation, whose address is 745 Fort Street, 8th Floor, Honolulu, Hawaii 96813, hereinafter called the "Mortgagee",

                              WITNESSETH THAT:

A.  OBLIGATIONS AND LIABILITIES SECURED BY THIS MORTGAGE

        1. THIS MORTGAGE DOES HEREBY SECURE the repayment of that certain loan (the "Loan") made by the Mortgagee to the Borrower in the principal amount of SIXTY FIVE MILLION AND NO/100 DOLLARS (U.S. $65,000,000.00), and all renewals, extensions and modifications thereof, together with interest thereon, and the payment (including, but not limited to, all sums expended or advanced pursuant to), the observance and the performance of, all covenants, conditions and agreements required to be paid, observed and performed by the Borrower under the following loan documents:

              (1) This Mortgage covering the property located at 1 Ritz-Carlton Drive, Kapalua, Hawaii;

              (2)  That certain Promissory Note executed
        concurrently herewith by the Borrower, as Maker, such note and any renewals, extensions and modifications thereof being hereinafter referred to as the "Note";

              (3) That certain Security Agreement with a Financing Statement (UCC-1) thereof covering all contracts, permits and authorizations respecting the management and operation of, and all furniture, furnishings, fixtures, equipment, appliances and other personal property, located at 1 Ritz-Carlton Drive, Kapalua, Hawaii and also covering that certain Golf Course Agreement providing for the terms and conditions for the use of the Bay Course, the Village Course and the Plantation Course located at the Kapalua Resort which is located at Kapalua, Maui, Hawaii and that certain Amended and Restated Tennis Operating Agreement, providing for the terms and conditions for the use of The Village Tennis Center and the Tennis Garden located at the Kapalua Resort which is located at Kapalua, Maui, Hawaii;

              (4)  That certain First Security Assignment,
        Subordination, Nondisturbance and Attornment Agreement made by Mortgagor and Kapalani L.P., a Delaware limited partnership, covering that certain Amended and Restated Operating Agreement covering the Ritz-Carlton, Kapalua Hotel located at 1 Ritz-Carlton Drive, Kapalua, Hawaii; and

              (5) Any other instruments or agreements executed by any party concurrently herewith in connection with the loan documents and securing the Loan,

all of the foregoing loan documents, together with all future modifications thereof, being hereinafter collectively referred to as the "Loan Documents";

        2. THIS MORTGAGE DOES ALSO HEREBY SECURE the payment to the Mortgagee of all other sums now or hereafter loaned or advanced by the Mortgagee to the Borrower, expended by the Mortgagee for the account of the Borrower, or otherwise owing by the Borrower to the Mortgagee on any and every account whatsoever related to this Mortgage; and

        3. THIS MORTGAGE DOES ALSO HEREBY SECURE any judgment issued by any Court in favor of the Mortgagee or the Mortgagee's assigns against the Borrower related to or arising out of any default of the Borrower under the Loan Documents.

B.  GRANT OF MORTGAGE

        1. THE GROUND LESSOR DOES HEREBY grant, bargain, sell, assign and convey unto the Mortgagee, its successors and assigns, all of the Ground Lessor's right, title and interest in and to the following:

              (1) All of the real property and lessor's interest in the Hotel Ground Lease thereon (collectively the "Real Property") described in ITEM ONE of EXHIBIT A, attached hereto and made a part hereof by this reference, subject to the encumbrances (the "Encumbrances"), if any, set forth on such Exhibit; provided, however, that prior to any Event of Default under this Mortgage, the Ground Lessor shall have the right to collect and retain any rent, profits or proceeds from the Real Property; and

              (2) Any and all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Real Property and the Premises and improvements as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street or (c) any other injury to or decrease in the value of the Real Property or the Premises and improvements to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment by the Mortgagee, and of the reasonable counsel fees, costs and disbursements incurred by the Mortgagee in connection with the collection of such award or payment, the Ground Lessor agreeing to execute and deliver, from time to time, such further instruments as may be required by the Mortgagee to confirm such assignment to the Mortgagee of any such award or payment, SUBJECT, HOWEVER, to the provisions and limitations of Paragraph
        H.12 of this Mortgage;

        2. THE BORROWER DOES HEREBY grant, bargain, sell, assign and convey unto the Mortgagee, its successors and assigns, all of the Borrower's right, title and interest in and to the following:

              (1) All of the lessee's interest in the Hotel Ground Lease (the "Lease") described in ITEM TWO of EXHIBIT A, attached hereto and made a part hereof by this reference, together with the estate created thereby, subject to the encumbrances (the "Encumbrances"), if any, set forth on such Exhibit.

              (2) All buildings and improvements now located on the Real Property and the premises demised by the Lease (the "Premises") and any and all buildings, improvements and building materials that may be placed thereon during the existence of this Mortgage and all rents, royalties, profits, revenues, income and other benefits arising from the use or enjoyment of all or any portion of such property or any contract pertaining to the use or enjoyment thereof;

              (3)  All furniture, furnishings, machinery,
        appliances, apparatus, equipment, inventory, fittings, fixtures and articles of personal property of every kind and nature whatsoever, other than consumable goods, now or hereafter located in or upon the Real Property, the Premises or any part thereof or wherever located (hereinafter called "Equipment") and now owned or hereafter acquired by the Borrower including all of the proceeds deriving therefrom and all of the right, title and interest of the Borrower in and to any Equipment which may be subject to any retail installment contract, conditional sale contract or security agreement superior in lien and security interest to the lien and security interest of this Mortgage, it being understood and agreed that all of the Equipment is part and parcel of the improvements on the Real Property and the Premises and appropriated to the use thereof, and whether affixed or annexed or not, shall for the purpose of this Mortgage be deemed conclusively to be conveyed hereby, the Borrower agreeing to execute and deliver, from time to time, such further instruments as may be requested by the Mortgagee to confirm the lien and security interest of this Mortgage on the Equipment;

              (4) Any and all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Real Property and the Premises and improvements as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street or (c) any other injury to or decrease in the value of the Real Property or the Premises and improvements to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment by the Mortgagee, and of the reasonable counsel fees, costs and disbursements incurred by the Mortgagee in connection with the collection of such award or payment, the Borrower agreeing to execute and deliver, from time to time, such further instruments as may be required by the Mortgagee to confirm such assignment to the Mortgagee of any such award or payment;

              (5) All right, title and interest of the Borrower in and to any and all rental agreements, contracts for use and all rights to rents, royalties, profits, revenues, income and other benefits arising from the use or enjoyment of all or any portion of the Real Property, the Premises or any part thereof or any contract pertaining to the use or enjoyment thereof;

              (6) All right, title and interest of the Borrower in and to:

                    (a) all leases, partial assignments, subleases and other contracts of conveyance covering all or any portion of the Real Property, the Premises or the Equipment, and any and all modifications and extensions thereof;

                    (b) all binders or policies of insurance of any kind covering all or any portion of such real property or the Equipment, and any riders, amendments, extensions, renewals, supplements or revisions thereof;

                    (c) any and all accounts (as defined in Section 490:9-106, Hawaii Revised Statutes) which may in any way pertain to the business of the Borrower; and

                    (d) any and all general intangibles (as defined in Section 490:9-106, Hawaii Revised Statutes) including contracts, permits, licenses, certificates, authorizations, refunds, rebates, security deposits, trademarks and trade names, which may in any way pertain to business of the Borrower;

        the items of collateral described in this subparagraph being hereinafter called the "Collateral";

              (7) All right, title and interest of the Borrower in and to any and all Agreements of Sale or similar instruments which may hereafter arise out of or attach to the Real Property, the Premises or any part thereof;

              (8) All of the estate, right, title and interest of the Borrower, both at law and in equity, therein and thereto, and in and to:

                    (a) any deposit of cash, securities or other property which may be held at any time and from time to time by the lessor under the Lease to secure the performance by the Borrower of the covenants, conditions and agreements to be performed by the Borrower thereunder, and

                    (b) any option to purchase the fee simple title to the Real Property, the Premises, or any greater interest therein than the Borrower now owns; and

                    (c) any and all other, further or additional title, estate, interest or right which may at any time be acquired by the Borrower in or to the Premises,

        the Borrower hereby agreeing that if the Borrower shall, at any time prior to payment in full of all indebtedness secured hereby, acquire the fee simple title or any other or greater estate than the Borrower now owns in the Premises, then, and in that event, the lien of this Mortgage shall attach, extend to, cover and be a lien upon such fee simple title or other greater estate, and that the Borrower will execute, acknowledge and deliver such instruments as the Mortgagee may reasonably require to accomplish such result; and

              (9) All rights of the Borrower and the Borrower's bankruptcy trustee to deal with the Lease, which rights may arise as a result of the commencement of a proceeding under the federal bankruptcy laws by or against (a) the Borrower or (b) the lessor under the Lease, including, without limitation, the right to assume or reject, or compel the assumption or rejection of the Lease pursuant to 11 U.S.C. Sec. 365(a) or any successor law, the right to seek and obtain extensions of time to assume or reject the Lease, and the right to elect whether to treat the Lease as terminated by the lessor's rejection of the Lease or to remain in possession of the Mortgaged Property and offset damages pursuant to 11 U.S.C. Sec. 365(h)(1) or any successor law, the items of collateral described in this paragraph being hereinafter called the "Collateral";

        TO HAVE AND TO HOLD all of the above-described Real Property, Equipment, Collateral, awards, payments and other property together with all rights, privileges and appurtenances thereto belonging (all of such property being hereinafter referred to as the "Mortgaged Property") unto the Mortgagee, for the unexpired term or extended term of the Lease (or if the Borrower shall acquire the fee simple title, then, absolutely and forever); SUBJECT, HOWEVER, to the Encumbrances, if any.

C.  THIS MORTGAGE IS GRANTED UPON THE FOLLOWING CONDITIONS:

        (1)  These presents shall be void:

              (a) if the Borrower shall well and truly pay, or cause to be paid, to the Mortgagee the principal amount of the Note, with interest, fees, charges and premium, if any, according to its provisions and effect, and if the Borrower shall discharge, or cause to be discharged, any and all obligations that now or hereafter may be or become owing, directly or contingently, by the Borrower to the Mortgagee under the Loan Documents, whether or not the same are mature, of which obligations the books of the Mortgagee shall be prima facie evidence; and

              (b) if the Borrower shall observe and perform, or cause to be observed or performed, all of the covenants, conditions and agreements to be observed and performed by the Borrower under this Mortgage and under the other Loan Documents; and

              (c) if the Borrower shall pay, or cause to be paid, the costs of release.

        (2) Subject to the terms hereof, until the happening of an Event of Default, as hereinafter defined, the Mortgagor shall be permitted to use and possess the Mortgaged Property and to use and receive the rents, issues, profits, revenues and other income thereof.

D.  EVENTS OF DEFAULT

        The occurrence of any one or more of the following events shall constitute events of default ("Events of Default"):

        (1) Default shall be made by the Borrower in the payment of principal, interest, fees or charges when due on the Note or any other obligation secured hereby; or

        (2) Default shall be made by the Borrower in the due and punctual observance or performance of any other covenant, agreement, obligation or condition required to be observed or performed by the Borrower under this Mortgage or the Note or any of the other Loan Documents and such default shall not have been remedied within twenty (20) days after the occurrence of the default; or

        (3) The Borrower shall become insolvent or shall be voluntarily or involuntarily dissolved or shall admit in writing the Borrower's inability to meet the Borrower's debts as they become due, or the Borrower shall file a voluntary petition in bankruptcy, or make an assignment for the benefit of creditors, or consent to the appointment of a receiver or trustee for all or a substantial part of the Borrower's properties, or file a petition, answer or other instrument seeking or acquiescing to the arrangement of the Borrower's debts, or other relief under the federal bankruptcy laws or any other applicable law for the relief of debtors of the United States of America or any state or territory thereof; or

        (4) A decree or order of a court having jurisdiction in the Mortgaged Property shall be entered (i) adjudging the Borrower to be bankrupt or insolvent, or (ii) appointing a receiver or trustee or assignee in bankruptcy or insolvency of the Borrower or the Borrower's properties, or (iii) directing the winding up or liquidation of the Borrower's affairs; or

        (5) Any representation or warranty made by the Borrower herein or otherwise in connection with the Loan shall be untrue in any material respect; or

        (6) The Borrower shall default in any other obligation secured hereby, and such default shall continue for a period of twenty (20) days after the same shall become due and payable; or

        (7) The forfeiture or seizure by any governmental authority under 18 U.S.C. Sec. 981, or under any other federal, state, or other law, of any of the Mortgaged Property or any of the properties which are covered by the security instruments which are part of the Loan Documents; or

        (8) The failure of the Borrower to file cash transaction receipts as required by federal law; or

        (9) The failure of the Borrower to observe any state, federal, or other law, including but not limited to 18 U.S.C.
Sec. 1956(a)(3).

E.  REMEDIES FOR DEFAULT

        UPON THE OCCURRENCE OF ANY ONE OR MORE OF EVENTS OF DEFAULT, THEN, AND IN ANY SUCH EVENT, BUT SUBJECT TO THE RIGHT OF THE LESSOR UNDER THE LEASE TO CURE ANY DEFAULT UNDER THE PROVISIONS OF SECTION
5.9 OF THE LEASE,

        (1) The Mortgagee may, without notice, presentment or demand, declare the unpaid principal amount of the Note and any interest thereon accrued and unpaid to be immediately due and payable, and such principal amount and interest shall thereupon become and be immediately due and payable, and shall thereafter bear interest until fully paid at the rate specified in the Note to be paid in the event of a default;

        (2) The Borrower, upon demand of the Mortgagee, shall forthwith surrender, or cause to be forthwith surrendered, to the Mortgagee the actual possession of the Mortgaged Property and, to the extent permitted by law, the Mortgagee itself or such officers or agents as the Mortgagee may appoint:

              (a)  may enter and take possession of the Mortgaged
        Property, together with the books, papers and accounts of the Mortgagor relating thereto;

              (b) may exclude the Mortgagor, and the Mortgagor's agents and servants therefrom;

              (c) may hold, operate and manage the same and from time to time make all needful repairs and such alterations, additions, advances and improvements as the Mortgagee shall deem appropriate; and

              (d) may receive tolls, rents, revenues, issues, income, product and profits thereof and out of the same may pay all proper costs and expenses of so taking, holding and managing the same, including reasonable compensation to the Mortgagee's agents, attorneys and counsel, and any taxes and assessments and other charges prior to the lien and security interest of this Mortgage, which the Mortgagee shall deem necessary or desirable to pay, and all expenses of such repairs, alterations, additions and improvements, and other disbursements made by the Mortgagee pursuant to the terms hereof, and may apply the remainder of the monies so received by the Mortgagee to the payment of any sums secured hereby, including but not limited to, the unpaid principal of, and interest on, the Note;

        (3) The Mortgagee may, either with or without first taking possession, proceed by action or actions at law or in equity, or by any other appropriate remedy, to enforce payment of the Note or performance of any other obligation secured hereby, and to foreclose this Mortgage, and to sell, in whole, or to the extent permitted by law, in part, the Mortgaged Property under the judgment or decree of a court or courts of competent jurisdiction;

        (4) Upon the institution of judicial proceedings to enforce its rights hereunder, the Mortgagee, to the extent permitted by law, shall be entitled as a matter of right to the ex parte appointment (without bond) of a receiver or receivers of the Mortgaged Property, and of the tolls, rents, revenues, issues, income, product and profits thereof, pending such proceedings, with such powers as the court making such appointment shall confer; and

        (5) The Mortgagee shall have the right to enforce one or more remedies hereunder, or any other remedy the Mortgagee may have under the other Loan Documents, successively or concurrently, including, but not limited to, the right to foreclose this Mortgage with respect to any portion of the Mortgaged Property, if the operation of the remaining portion thereof is not thereby rendered unlawful under the then applicable laws, rules and regulations of the governmental authorities having jurisdiction in the premises, without thereby impairing the lien of this Mortgage on the remainder of the Mortgaged Property or affecting the remedies of the Mortgagee available with respect thereto, subject, however, to any limitations on any such remedies as may be specifically provided in the Lease.

        (6) Notwithstanding any provision to the contrary in this Mortgage, the Mortgagee shall not transfer, sell or convey the Mortgaged Property at public auction in a judicial foreclosure, unless such transfer, sale or conveyance includes both the fee and leasehold interest described in ITEM ONE and ITEM TWO, respectively, of EXHIBIT A attached hereto.

        (7) The Mortgagee shall also not transfer, sell or convey the buildings and improvements located on the Real Property unless such transfer, sale or conveyance also includes the leasehold interest described in ITEM TWO of EXHIBIT A attached hereto.

F.  JUDICIAL SALE OF MORTGAGED PROPERTY

        1. Acceleration. Upon any sale under judgment or decree in any judicial proceedings for foreclosure for enforcement of this Mortgage, the unpaid principal amount of the Note, the unpaid interest thereon, and all other obligations hereby secured, if not previously due, shall at once become and be immediately due and payable.

        2. The Mortgagee's Right to Bid and Purchase. Upon any such sale, the Mortgagee may bid for and purchase the Mortgaged Property or any part thereof, and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its absolute right without further accountability, and the Mortgagee, at any such sale may, if permitted by law, after allowing for the proportion of the total purchase price required to be paid in cash for the costs and expenses of the sale, commissioner's compensation and other charges, in paying the purchase money, turn in the Note, including interest thereon, in lieu of cash, up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon. The Mortgagee shall be permitted to bid at any public auction held to sell the Mortgaged Property without payment of a deposit or down payment of any kind. The Mortgagee shall not be required at confirmation of any public auction sale to extend credit or financing of any kind to the Borrower or any other party that may acquire the Mortgaged Property.

        3.  Borrower or Affiliates Prohibition From Being a
Purchaser. Notwithstanding Paragraph F.2, above, the Borrower and its Affiliates shall not directly or indirectly be a purchaser at any foreclosure sale of this Mortgage.

        4. Application of Proceeds. Upon the judicial foreclosure sale of both the fee estate and the Lease (Item One and Item Two of EXHIBIT A attached hereto), the Court shall apply the proceeds of any such sale, as follow:

              First, to the costs and expenses of such sale and all proceedings in connection therewith, including, but not limited to, counsel fees;

              Next, to the payment of any unreimbursed disbursements made by the Mortgagee for taxes or assessments, rents or other payments under the Lease, or other charges prior to the lien of this Mortgage;

              Next, to the payment of all other unreimbursed disbursements and expenses and unpaid charges and fees due and owing to the Mortgagee under the provisions of this Mortgage or any of the other Loan Documents (excluding any late fees under the Note);

              Next, to the payment of the unpaid principal sum (in a principal amount not to exceed $65,000,000.00) of and interest computed on the non-default interest rate on the Note (i.e. at the contract rate);

              Next, to the Ground Lessor to the extent of the appraised fair market value of the Ground Lessor's fee estate in the Premises as of the date the Mortgagee commenced the foreclosure. The appraised fair market value of the Lessor's fee estate in the Premises shall be as determined by the court appointed appraiser pursuant to the judicial foreclosure proceedings;

              Next, to the Ground Lessor in an amount equal to all accrued and unpaid lease rents and other amounts owed under the Lease;

              Next, to the Mortgagee for any interest computed at the default interest rate provided in the Note, less the contract interest distributed above, and any late fees due under the Note, and

              The remainder, to the Borrower.

It is understood and agreed that following the occurrence of an Event of Default hereunder and/or in the payment of rent under the Lease, if the Borrower shall pay amounts under the indebtedness secured by any junior mortgage lien on the Mortgaged Property, all such payments shall, for purposes of computation of the distributions above, be deemed to have been paid under the Note.

        5. Perpetual Bar of the Mortgagor's Title. Any such sale shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against the Mortgagor and all persons, partnerships, corporations and other entities lawfully claiming by or through or under the Mortgagor; and the Mortgagee is hereby irrevocably appointed the true and lawful attorney of the Mortgagor, in the Mortgagor's name and stead, for the purpose of effectuating any such sale, to execute and deliver all necessary deeds, conveyances, assignments, bills of sale and other instruments with power to substitute one or more persons, partnerships, corporations or other entities with like power; provided, that the Mortgagor shall ratify and confirm any such sale or transfer if required by the Mortgagee by delivering all proper conveyances or other instruments to such persons, partnerships, corporations or other entities as may be designated in any such request.

        6. No Hindrance. In case of the occurrence of any Event of Default, neither the Mortgagor nor anyone claiming by, through or under the Mortgagor, to the extent the Mortgagor may lawfully so agree, shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force in any locality where any of the Mortgaged Property is situated, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, or the absolute sale of the Mortgaged Property, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof; and the Mortgagor, for the Mortgagor and all who may claim under the Mortgagor, hereby waives, to the full extent that the Mortgagor may lawfully so do, the benefit of all such laws, and any and all right to have the estate comprised in the security intended to be created hereby marshalled upon any foreclosure of the lien hereof and agrees that the Mortgagee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property as an entirety.

        7. Abandonment of Proceedings. In case the Mortgagee shall have proceeded to enforce any right hereunder and such proceedings shall have been discontinued or abandoned for any reason, then in every such case, the Mortgagor and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the Mortgaged Property, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken. No remedy herein reserved to the Mortgagee is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity, or by statute.

        8. No Impairment. Nothing in this Mortgage, the Note or any of the other Loan Documents shall affect or impair the right, which is unconditional and absolute, of the holder of the Note to enforce payment of the principal of, and interest and other charges on, the Note at or after the date therein expressed as the date when the same shall become due, or the obligation of the Borrower, which is likewise unconditional and absolute, to pay such amounts at the respective times and places therein expressed.

G.  THE BORROWER'S WARRANTIES.

        1.  The Borrower's Warranties on Title to Lease and the
Premises.  The Borrower hereby warrants and represents that:

              a. the Mortgagor is the lawful owner of the Mortgaged Property and has good right to assign the same as aforesaid;

              b. the rentals now accrued and due under the Lease are fully paid and the Lease is on the date hereof in all respects in good standing under the terms thereof and valid and in full force and effect;

              c.  the Mortgagor's interest in and to Mortgaged
        Property is free and clear from all encumbrances and liens, except for the Encumbrances, if any;

              d. the Borrower will WARRANT AND DEFEND the Mortgaged Property unto the Mortgagee forever against the lawful claims and demands of all persons whomsoever, except for the Encumbrances, if any; and

              e. the Mortgaged Property is free of any flammable explosives, radioactive materials, asbestos, organic compounds known as polychlorinated biphenyls, chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" (collectively, "Hazardous Materials") under any federal, state or local laws, ordinances or regulations, now or hereafter in effect, relating to environmental conditions, industrial hygiene or Hazardous Materials on, under or about the Mortgaged Property, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., the Clean Air Act, 42 U.S.C.
        Section 7401, et seq., the Toxic Substances Control Act, 15 U.S.C. Sections 2601 through 2629, the Safe Drinking Water Act, 42 U.S.C. Sections 300f through 300j, and any similar state and local laws and ordinances and the regulations now or hereafter adopted, published and/or promulgated pursuant thereto (collectively, the "Hazardous Materials Laws").
        The Mortgaged Property is not currently used in a manner, and no prior use (by the Mortgagor, prior owners or any tenant) has occurred, which violates any Hazardous Materials Laws. Neither the Mortgagor nor any tenant has received any notice from a governmental agency for violation of Hazardous Materials Laws.

        2.  The Borrower's Warranties on Title to Equipment and
Collateral.  The Borrower further warrants and represents that:

              a. the Mortgagor is the lawful and absolute owner of the Equipment and Collateral and has good right to transfer the same as security under this Mortgage, subject to the Encumbrances, if any;

              b. the Equipment and Collateral is free and clear of all defects of title, security interests, liens and encumbrances, except for the Encumbrances, if any; and

              c. the Borrower will WARRANT AND DEFEND the Equipment and Collateral against the claims and demands of all persons, whomsoever, except for the Encumbrances, if any.

H. THE BORROWER'S COVENANTS. The Borrower hereby covenants and agrees with the Mortgagee as follows:

        1. Payment of Secured Obligations. The Borrower will pay, or cause to be paid, to the holder of the Note the principal and interest due thereunder, and all fees, charges and other sums payable under the Loan Documents, all according to the provisions thereof, and will also pay and discharge, or cause to be paid and discharged, any and all obligations that are now or hereafter may be or become owing by the Borrower to the Mortgagee under the Loan Documents and on any and every other account related to this Mortgage, together with interest, fees, charges and other sums payable thereon as may be specified with respect thereto.

        2. Payment of Real Property Taxes, Assessments, etc. The Borrower will punctually pay and discharge, or cause to be paid and discharged, from time to time as the same shall become due, all real property taxes, rates, assessments, impositions, duties, water rates, sewer rates and other charges of every description to which the Mortgaged Property, or any part thereof, or any improvements thereon, may during the term of this Mortgage become liable by authority of law, the payment of which shall be secured by this Mortgage; PROVIDED, HOWEVER, that real property taxes may be paid in semiannual installments and improvement or betterment assessments may be paid in annual installments, upon condition that, in each case, the same are not allowed to become delinquent, and that Borrower will, upon request of the Mortgagee, deposit or cause to be deposited a copy of the receipts therefor with the Mortgagee not later than the final date such taxes, assessments and charges may be paid without penalty.

        3. Observance of Laws. The Borrower will duly observe and conform to all current and future laws, rules and regulations made by any governmental authority, and all valid requirements of any regulatory body which may have or acquire jurisdiction (collectively the "Laws"), which apply or relate to the Mortgaged Property, or the Mortgagor's activities at the Mortgaged Property, including, but not limited to (a) the construction and maintenance of such facilities for parking of vehicles as may from time to time be required in order to comply with any applicable Laws and (b) all Laws which now or hereafter require retrofitting or alterations or additions to the Mortgaged Property. The Borrower shall indemnify the Mortgagee, its directors, officers, employees, agents, successors and assigns from and against, any loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the Borrower's failure to comply with the provisions of this paragraph or any other provision of this Mortgage concerning compliance with Laws including, without limitation: (i) all foreseeable and unforeseeable consequential damages; (ii) the costs of any required or necessary remediation or compliance; and (iii) all reasonable costs and expenses incurred by the Mortgagee in connection with clauses (i) and (ii), including, without limitation, reasonable attorneys' fees. The indemnification provision of this paragraph shall survive (a) the repayment of the Note secured by this Mortgage, (b) any foreclosure of this Mortgage, and (c) any deed or assignment of the Mortgaged Property in lieu of foreclosure.

        4. Maintenance and Inspection. The Borrower will keep and maintain, or cause to be kept and maintained, all buildings, structures and improvements now located or hereafter constructed on the Mortgaged Property in good repair, working order and condition. The Mortgagor will permit the Mortgagee and any persons authorized by the Mortgagee to enter and inspect the Mortgaged Property at all reasonable times.

        5. Waste, Unlawful Use, etc. The Borrower will absolutely not commit or suffer, or will prevent the committing or suffering of, any strip or waste, or unlawful, improper or offensive use of the Mortgaged Property, or any act or negligence whereby such property or any interest therein shall become liable to seizure or attachment or mesne or final process of law or whereby the lien provided hereby shall be impaired.

        6.  Sale, Transfer, Lease, etc.

        a. The Borrower will absolutely refrain from leasing, or will prevent the leasing of, the Mortgaged Property or any interest therein without first obtaining the prior written consent of the Mortgagee, except for leases of portions of the Mortgaged Property to tenants in the ordinary course of the Borrower's business. The Borrower shall furnish, or cause to be furnished, to the Mortgagee promptly upon execution thereof copies of all leases executed by the Borrower as sublessor covering any portion or portions of the Mortgaged Property.

        b. In the event of a sale (including a sale by way of an Agreement of Sale or similar instrument), assignment, conveyance or other transfer of any of the Borrower's interest in the Mortgaged Property secured by this Mortgage (a "Transfer"), at the closing of such Transfer or on the effective date of such Transfer, whichever occurs first, the Borrower shall pay, or cause to be paid, to the Mortgagee all amounts due and owing under the Note and the Loan Documents up to the date of such closing or Transfer, including principal and interest. The provisions of this paragraph shall constitute a continuing covenant or condition, and any failure on the part of the Mortgagee to exercise the Mortgagee's option to declare all indebtedness due and payable on the occurrence of any one event hereinabove mentioned shall not prejudice the right of the Mortgagee to declare the indebtedness hereby secured at once due and payable on the occurrence of any other event hereinabove mentioned.

        7.  Compliance with and Preservation of the Lease.

        a.  The Borrower will:

              (1) pay, or cause the payment of, the rent reserved by the Lease as the same becomes due and payable;

              (2) promptly perform and observe, or cause the observance and performance of, all of the covenants, conditions and agreements required to be performed and observed by the lessee under the Lease, and do all things necessary to preserve and keep unimpaired its rights thereunder;

              (3) promptly notify, or cause the notification of, the Mortgagee in writing of any default by the Borrower in the performance or observance of any of the covenants, conditions and agreements on the part of the lessee to be performed or observed under the Lease or of the occurrence of any event which, regardless of the lapse of time, would constitute a default thereunder;

              (4) promptly notify, or cause the notification of, the Mortgagee in writing of the giving of any notice by the lessor under the Lease of the default of the lessee thereunder in the performance or observance of any of the covenants, conditions and agreements on the part of the lessee to be performed or observed under the Lease and promptly deliver, or cause to be delivered, to the Mortgagee, a copy of each such notice given by the lessor to the lessee under the Lease;

              (5) promptly notify, or cause the notification of, the Mortgagee in writing of the commencement of a proceeding under the federal bankruptcy laws by or against the Borrower or the lessor under the Lease;

              (6) if any of the indebtedness secured hereby remains unpaid at the time when notice may be given by the lessee under the Lease of the exercise of any right to renew or extend the term of the same, promptly give notice, or cause the giving of notice, to the lessor under the Lease of the exercise of such right of extension or renewal;

              (7) in case any proceeds of insurance upon the Mortgaged Property or any part thereof are deposited with any person other than the Mortgagee pursuant to the requirements of the Lease, promptly notify, or cause the notification of, the Mortgagee in writing of the name and address of the person with whom such proceeds have been deposited and the amount so deposited;

              (8) promptly after the execution and delivery of this Mortgage, notify, or cause the notification of, the lessor under the Lease in writing of the execution and delivery hereof and of the name and address of the Mortgagee and deliver a copy of this Mortgage to the lessor; and

              (9) promptly notify, or cause the notification of, the Mortgagee in writing of any request made by either party to the Lease to the other party thereto for arbitration or appraisal proceedings pursuant to the Lease, and of the institution of any arbitration or appraisal proceedings and promptly deliver, or cause to be delivered, to the Mortgagee a copy of the determination of the arbitrators or appraisers in each such proceeding.

        b. The Borrower will not (i) surrender the Lease and/or the Borrower's leasehold estate and interest therein, (ii) voluntarily terminate or cancel the Lease, or (iii) without the prior written consent of the Mortgagee, modify, change, supplement, alter or amend the Lease, either orally or in writing.

        c. As further security for the repayment of the indebtedness secured hereby and for the performance of the covenants, conditions and agreements contained in this Mortgage and in the Lease, the Borrower hereby assigns to the Mortgagee all of its rights, privileges and prerogatives as lessee under the Lease to terminate, cancel, modify, change, supplement, alter or amend the Lease and any such termination, cancellation, modification, change, supplement, alteration or amendment of the Lease, without the prior written consent thereto by the Mortgagee, shall be void and of no force and effect.

        d. Without limiting the generality of the foregoing, the Borrower will not reject, or will prevent the rejection of, the Lease pursuant to 11 U.S.C. Sec. 365(a), as amended, or any successor law, or allow the Lease to be deemed rejected by inaction and lapse of time, and will not elect, or will prevent the election, to treat the Lease as terminated by the lessor's rejection of the Lease pursuant to 11 U.S.C. Sec. 365(h)(1), as amended, or any successor law, and as further security for the repayment of the indebtedness secured hereby and for the performance of the covenants, conditions and agreements contained in this Mortgage and in the Lease, the Borrower hereby assigns to the Mortgagee all of the rights, privileges and prerogatives of the Borrower and the Borrower's bankruptcy trustee to deal with the Lease, which rights may arise as a result of the commencement of a proceeding under the federal bankruptcy laws by or against the Borrower under the Lease, and any exercise of such rights, privileges or prerogatives by the Borrower or the Borrower's bankruptcy trustee without the prior written consent thereto by the Mortgagee shall be void and of no force and effect.

        e. So long as there is no breach of, or default under, any of the covenants, conditions or agreements contained in this Mortgage to be performed by the Borrower, or in the performance by the Mortgagor of any of the covenants, conditions and agreements in the Lease to be performed by the lessee thereunder, the Mortgagee shall have no right to terminate, cancel, modify, change, supplement, alter or amend the Lease.

        f. No release or forbearance of any of the Borrower's obligations as lessee under the Lease, whether pursuant to the Lease or otherwise, shall release the Borrower from any of its obligations under this Mortgage, including, but not limited to, the Borrower's obligations with respect to the payment of rent as provided for in the Lease and the observance and performance of all of the covenants, conditions and agreements contained in the Lease to be observed and performed by the lessee thereunder.

        g. Unless the Mortgagee shall otherwise expressly consent in writing, the fee title to the Premises demised by the Lease and the leasehold estate thereunder shall not merge but shall always remain separate and distinct, notwithstanding the union of such estates either in any Mortgagor or in a third party by purchase or otherwise.

        8. Restoration of Improvements. The Borrower will promptly restore, replace, rebuild or reinstall, or cause to be restored, replaced, rebuilt or reinstalled, any part of the buildings, structures, improvements, and Equipment now or hereafter constructed, placed, built or installed on the Mortgaged Property, which may be damaged or destroyed by any casualty whatsoever.

        9.  Future Liens and Mortgages.

        a. No Liens. The Borrower will absolutely not create, suffer to be created or permit to remain, or will prevent the creation, the suffering of the creation, or the permitting to remain, upon the Mortgaged Property, or any part thereof, or the income therefrom, any mechanics', materialmen's, laborers', tax, statutory or other lien or charge, except the Encumbrances, and liens for taxes and assessments not yet payable or payable without penalty so long as payable; provided that nothing contained in this paragraph shall be deemed to require the Borrower to pay, or cause to be paid, any tax, assessment or charge, or to satisfy any involuntary lien, so long as the Borrower in good faith by appropriate action diligently pursued shall contest, or cause to be contested, the validity thereof (provided the security afforded by this Mortgage shall not thereby be subjected to any sale, forfeiture or loss, or reasonable probability thereof).

        b. Future Mortgages of the Borrower. The Borrower will absolutely not, without the prior written consent of the Mortgagee, create, suffer to be created or permit to remain upon the Mortgaged Property, or any part thereof, or the income therefrom, any junior or subordinate mortgage lien.

        c.  Future Mortgages of the Ground Lessor.  The Ground
Lessor may, without any consent of the Mortgagee, mortgage or further encumber the Real Property.

        10. No Impairment of Value of Mortgaged Property. No building, improvements, Equipment, or other property now or hereafter covered by the lien of this Mortgage shall be removed, demolished or altered in such manner as to diminish materially the value of the Mortgaged Property, without the prior written consent of the Mortgagee. The Borrower will absolutely refrain from initiating, joining in or consenting to, or shall prevent the initiation of, joinder of or consent to, any change in any private restrictive covenant, land use classification, zoning ordinance or other public or private restrictions limiting or defining the use which may be made of the Mortgaged Property or any part thereof.

        11.  Insurance.

        a. The Borrower shall, during the term of this Mortgage, at the Borrower's sole cost and expense and for the mutual benefit of the Borrower and the Mortgagee:

              (1) keep, or cause to be kept, any structures, buildings and other improvements now located or hereafter constructed on the Mortgaged Property and all Equipment and the interests and liabilities incident to the ownership thereof, insured against loss, destruction and damage by fire and all causes of loss by effecting and maintaining, or causing to be effected and maintained, a commercial property insurance policy or policies written on the Insurance Service Office (commonly referred to as "ISO") "Special Form" used in the State of Hawaii or its equivalent, with an amount of coverage equal to 100% of the replacement cost of such structures, buildings and improvements, and including the following endorsements: (i) replacement cost coverage, (ii) agreed amount, and (iii) building ordinance coverage insuring against contingent liability from the operation of federal, state or county laws, statutes, ordinances or regulations concerning the buildings, structures or improvements on or about the Mortgaged Property, demolition of such buildings, structures or improvements and increased cost of construction of such buildings, structures or improvements. Additionally, the Borrower shall procure, or cause to be procured, a difference-in-conditions policy to include flood, earthquake, wind, backup of sewers, broad collapse coverage, and building ordinance coverage with a limit of liability determined to be prudent by the Mortgagee. If the Mortgaged Property is located in an identified flood hazard area as now or hereafter designated by the United States Department of Housing and Urban Development, the Borrower shall also procure flood insurance required under the provisions of the Flood Disaster Protection Act;

              (2) effect and maintain, or cause to be effected and maintained, to the extent reasonably available, commercial general liability insurance (occurrence form), including coverage for premises/operations, independent contractors, contractual liability, personal injury, employees as additional insureds, broad form property damage, with combined single limits of liability for bodily injury and property damage of at least $1,000,000.00 per occurrence and $2,000,000.00 general aggregate or such higher limits as the Mortgagee may from time to time require.

              (3) effect and maintain, or cause to be effected and maintained, rental (business interruption) insurance in such amounts as may be required by Mortgagee;

              (4) effect and maintain, or cause to be effected and maintained, all such other insurance insuring all insurable properties constituting part of the Mortgaged Property, and all insurable activities of the Borrower in connection with the Mortgaged Property, against all other risks usually insured against by persons owning and operating like properties in the locality where the Mortgaged Property is located; and

              (5) all such other forms of insurance as shall reasonably be required from time to time by Mortgagee or by governmental authority or regulation.

        b. All insurance required under subparagraph a, above, shall be kept, effected and maintained in such manner, form and amount as shall be approved by the Mortgagee, and the Borrower shall deposit a copy of the policy or policies therefor with the Mortgagee. In the event of foreclosure or sale of the Mortgaged Property, all interest of the Borrower in such insurance and the policies therefor and the monies payable thereunder shall pass to the purchaser or assignee of the Mortgaged Property. All insurance required under subparagraph a, above, shall be effected and maintained under valid and enforceable policies issued by insurance companies authorized to do business in the State of Hawaii. All such policies or other contracts for such insurance issued by the respective insurers shall, to the extent obtainable, be without contribution and contain an endorsement or agreement of the insurer that the policy or other contract shall not be cancelled or materially changed without at least thirty (30) days' prior written notice to the Mortgagee.

        c. All losses and monies payable to the Borrower under the insurance required under subparagraph a, above, shall be payable to the Mortgagee pursuant to a standard mortgage clause and lender's loss payable clause and shall be applied by the Mortgagee, at its option, either to rebuilding or repair of the loss, destruction or damage, or in the reduction of any indebtedness hereby secured.
Any other insurance procured on such structures or improvements shall be payable as directed, and shall be claimable by, the Mortgagee. The Mortgagee's right to apply the proceeds is subject to the requirements of Hawaii law.

        d. The Mortgagee shall not be responsible for such insurance or for the collection of any insurance proceeds, or for the insolvency of any insurer or insurance underwriter.

        e. All such policies or other contracts for such insurance shall provide that the insurance shall not be invalidated as to the interest of the Mortgagee by any act or neglect of any person owning the property insured, or by any foreclosure or other proceedings, or notice of sale, or by any change in the title or ownership of the insured properties, or by occupation of any insured structures for purposes more hazardous than permitted by such policy or contract.

        f. Upon the execution of this Mortgage and thereafter not less than ten (10) days prior to the expiration date of the expiring policies or contracts, the originals or certified copies of all policies or contracts for insurance (or certificates therefor) of the character described in subparagraph a, above, shall be deposited with the Mortgagee.

        g. In the event of loss or physical damage to the Mortgaged Property, the Borrower shall give, or cause to be given, immediate notice thereof to the Mortgagee, and the Mortgagee may make proof of loss if the same is not made promptly by the Borrower.

        h. All insurance coverage required under this Mortgage shall be subject to availability with responsible insurance companies authorized to do business in the State of Hawaii. Where such coverage is not (or is no longer) available, the Borrower shall purchase, effect and maintain, or cause to be purchased, effected and maintained, such other insurance coverage as is acceptable to the Mortgagee.

        i. If the Borrower fails to effect and maintain, or fails to cause to be effected and maintained, insurance coverage as described above, the Mortgagee may, at the Mortgagee's option, obtain insurance coverage to protect the Mortgagee's rights in the Mortgaged Property as described in this Mortgage.

        12.  Condemnation.

        a. If the Mortgaged Property or any part thereof shall be condemned, the Mortgagee may appear and defend any such suit and the Mortgagee is hereby irrevocably authorized to collect all of the proceeds and apply the same upon any obligation secured hereby. All costs, expenses and attorneys' fees paid or incurred by the Mortgagee in the course of such proceedings shall constitute an advance hereunder.

        b. Notwithstanding any taking by eminent domain, alteration of the grade of any street or other injury to or decrease in value of the Mortgaged Property by any public or quasi-public authority or corporation, the Borrower will continue to pay, or cause to be paid, interest on the entire principal sums hereby secured until an award or payment from such authority or corporation shall have been actually received by the Mortgagee, and any reduction in the principal sum resulting from the application by the Mortgagee of such award or payment as hereinafter set forth shall be deemed to take effect only on the date of such receipt. Subject to the rights of the lessor under the Lease to receive or direct the disposition of condemnation proceeds in Paragraph 12.c, below, any such award or payment shall be applied in such proportions and priority as the Mortgagee, in the Mortgagee's sole discretion, may elect, to the payment of principal and interest on the Note, whether or not then due and payable, or any sums secured by this Mortgage, or to the payment to the Borrower, on such terms as the Mortgagee may specify, to be used for the sole purpose of altering, restoring or rebuilding any part of the Mortgaged Property which may have been altered, damaged or destroyed as a result of any such taking, alteration of grade or other injury to the Mortgaged Property. If, prior to the receipt by the Mortgagee of such award or payment, the Mortgaged Property shall have been sold on foreclosure of this Mortgage, the Mortgagee shall have the right to receive such award or payment to the extent of the mortgage debt remaining unsatisfied after such sale of the Mortgaged Property, with legal interest thereon and reasonable attorneys' fees, costs and disbursements incurred by the Mortgagee in connection with the collection of such award or payment. Should all or any part of the Mortgaged Property be taken by eminent domain, the Borrower hereby assigns to the Mortgagee, and forthwith upon payment thereof will cause to be deposited with the Mortgagee, the award for any Mortgaged Property so taken, excluding, however, any portion of any award to which the lessor under the Lease may be entitled provided in Subparagraph 12.c, below.

        c. The portion of the condemnation proceeds allocated to the fee simple interest shall be allocated between the Ground Lessor and the Borrower in accordance with the allocation made by an appraisal made by an appraiser mutually chosen by the Ground Lessor, the Borrower and the Mortgagee. If such choice is not made within thirty (30) days of the initial demand by any of such parties for a choice of appraiser, the appraisal shall be made in accordance with the provisions for appraisal set forth in Section 12.1(b) of the Lease.

        13. Notice of Deposit of Insurance or Condemnation Proceeds. The Borrower will, in case any proceeds of insurance upon the Mortgaged Property or any part thereof, or the proceeds of any award for the taking in eminent domain of the Mortgaged Property or any part thereof, are deposited with any person other than the Mortgagee, promptly notify, or cause the notification of, the Mortgagee in writing of the name and address of the person with whom such proceeds have been deposited and the amount so deposited.

        14. Application of Payments. The Mortgagee shall have the right and is hereby expressly authorized to apply any rents, issues, profits and any other payments collected and received pursuant to the provisions of this Mortgage to the payment of any indebtedness of the Borrower to the Mortgagee hereby secured in any order which the Mortgagee may determine, and any such application shall in all respects be binding upon the Borrower.

        15. The Mortgagee's Right of Set-Off. Upon the happening of any event entitling the Mortgagee to foreclose this Mortgage, or if the Mortgagee shall be served with garnishee process in which the Borrower shall be named as defendant, whether or not the Borrower shall be in default hereunder at the time, the Mortgagee may, but shall not be required to, set off any indebtedness owing by the Mortgagee to the Borrower against any indebtedness secured hereby, without first resorting to the Mortgaged Property and without prejudice to any other rights or remedies of the Mortgagee or the lien of the Mortgagee on the Mortgaged Property.

        16. Possession by the Borrower After Sale. In the event of a sale of the Mortgaged Property, or any part or parts thereof, under and by virtue of the provisions of this Mortgage, the purchaser or purchasers thereof shall have immediate and peaceable possession of the same, and if the Borrower shall remain in possession after the effective date of such sale, such possession shall be construed as a tenancy at sufferance only, giving unto the purchaser all remedies, by way of summary possession or otherwise, conferred by law in such case.

        17.  Acknowledgment of Mortgaged Indebtedness.  Within five
(5) days after request by the Mortgagee in writing, the Borrower will furnish, or caused to be furnished, to the Mortgagee or to any proposed assignee of this Mortgage a written statement, duly acknowledged, of the amount due under this Mortgage and whether any offsets, counterclaims or defenses exist against the mortgaged indebtedness.

        18. Further Instruments. The Borrower will, upon reasonable request of the Mortgagee, execute and deliver, or cause the execution and delivery of, such further instruments and do such further acts as may be necessary or proper to carry out more effectively the purpose of this Mortgage and to subject the Mortgaged Property to the lien hereof, and any renewals, additions, substitutions, replacements or betterments thereto.

        19. Right of the Mortgagee to Prevent or Remedy Default. If the Borrower shall fail to observe or perform, or cause to be observed or performed, any of the terms, covenants and conditions required to be observed and performed by the Borrower under this Mortgage, unless the Borrower shall be engaged in good faith by appropriate action diligently pursued in contesting, or causing to be contested, the existence of such default and the security afforded by this Mortgage shall not thereby be subjected to any sale, forfeiture or loss, or reasonable probability thereof, the Mortgagee may (but shall not be obligated to): (i) take any action the Mortgagee deems necessary or desirable to prevent or remedy any such default by the Borrower, or to otherwise protect the security of this Mortgage, and (ii) enter in and upon the Mortgaged Property or any part thereof to such extent and as often as the Mortgagee, in its sole discretion, deems necessary or desirable in order to prevent or to remedy any such default by the Borrower or otherwise to protect the security of this Mortgage, and the Mortgagee may pay and advance for the account of the Borrower such sums of money as the Mortgagee, in Mortgagee's sole discretion, deems necessary for any such purpose.

        20. Right of the Mortgagee to Participate in Action Affecting Security. The Mortgagee may appear in and defend in any action or proceeding at law or in equity affecting the Lease or purporting to affect the security of this Mortgage, and in such event (except where the effect on the Lease or the purported defect affecting the security hereof arises or results exclusively from any act or omission of the Mortgagee), the Mortgagee shall be allowed and paid, and the Borrower hereby agrees to pay, or cause the payment of, all of the Mortgagee's costs, charges and expenses, including cost of evidence of title and reasonable attorneys' fees, incurred in such action or proceeding in which the Mortgagee may appear.

        21. Right of the Mortgagee to Extend Time of Payment, Substitute, Release Security, etc. Without affecting the liability of any person, including the Borrower, for the payment of any indebtedness secured hereby, or the lien or security interest of this Mortgage on the Mortgaged Property (or the remainder thereof), for the full amount of any indebtedness unpaid, the Mortgagee may from time to time, without notice and without affecting or impairing any of its rights under this Mortgage:

        a. release any person liable for the payment of any of the indebtedness;

        b. extend the time or otherwise alter the terms of payment of any of the indebtedness or accept a renewal note or notes to evidence such an extension or alteration;

        c. accept payments or prepayments of principal without reducing the aggregate amount secured by this Mortgage, and make subsequent advances to the Borrower up to the amount described herein; provided, however, that the principal amount outstanding under the Note shall not exceed SIXTY FIVE MILLION AND NO/100 DOLLARS (U.S. $65,000,000.00) at any time;

        d. accept additional security therefor of any kind, including (but not limited to) deeds of trust, mortgages and security agreements;

        e. alter, substitute or release any property securing the indebtedness; provided, however, that the Mortgagee shall not release the leasehold interest from this Mortgage unless the fee interest is also released;

        f. resort for the payment of the indebtedness secured hereby to any securities therefor in such order and manner as it may see fit;

        g. join in granting any easement or creating any restriction thereon; and

        h. join in any extension or subordination or other agreement affecting this Mortgage or the lien or charge thereof.

        22. The Mortgagee's Expenses for Protection of Security. The Borrower shall pay, or cause to be paid, to the Mortgagee, upon demand, all advances, costs, expenses (including, without limitation, rents and other payments under the Lease) and attorneys' fees which the Mortgagee may make, pay or incur under any provision of this Mortgage for the protection of the security of the Mortgagee, or any of the rights of the Mortgagee in connection with the Mortgaged Property, or in foreclosure proceedings commenced and subsequently abandoned, or in any dispute or litigation in which the Mortgagee or the holder of the Note may become involved by reason of or arising out of this Mortgage, or the other Loan Documents. Such amounts shall bear interest until paid at the rate specified in the Note to be paid in the event of a default, shall be additional charges upon the Mortgaged Property, shall be equally secured hereby and shall be a lien on the Mortgaged Property prior to any rights or claims upon the Mortgaged Property subordinate to the lien of this Mortgage.

        23. Partial Releases. The Borrower agrees that the Mortgagee may release, for such consideration or none, as the Mortgagee may require, any portion of the Mortgaged Property without, as to the remainder of the Mortgaged Property, in any way impairing or affecting the lien, security interest and priorities herein provided for the Mortgagee compared to any subordinate lien holder or secured party; provided, however, that the Mortgagee shall not release the leasehold interest from this Mortgage unless the fee interest is also released.

        24. Reserve Fund. If requested by the Mortgagee, the Borrower will pay, or cause to be paid, to the Mortgagee, together with and in addition to the monthly payments of interest and/or principal payable under the terms of the Note, until all obligations secured hereby are fully paid, a sum equal to the real property taxes, assessments, rentals and insurance premiums applicable to the Mortgaged Property (all as estimated by the Mortgagee), less all sums already paid therefor, divided by the number of months to elapse before one month prior to the date when such taxes, assessments, rentals and premiums will become due and payable. Such sums shall be held by the Mortgagee, without interest, to pay such taxes, assessments, rentals and premiums as and when the same shall become due and payable. If the total of such payments shall exceed the amount necessary to pay such taxes, assessments, rentals and premiums, such excess may, at the Mortgagee's option, be released to the Borrower or applied on any indebtedness secured hereby or be credited by the Mortgagee on subsequent payments to be made by the Borrower. If, however, the total of such payments shall not be sufficient to pay such taxes, assessments, rentals and premiums when the same shall become due and payable, then the Borrower shall pay, or cause to be paid, to the Mortgagee any amount necessary to make up the deficiency on or before the date when payment of such taxes, assessments, rentals and premiums shall be due. If at any time the Borrower shall tender to the Mortgagee, in accordance with the provisions hereof, full payment of the entire indebtedness secured hereby, the Mortgagee shall, in computing the amount of indebtedness, credit to the account of the Borrower any balance remaining in the funds accumulated under the provisions of this paragraph. If there be a default under the provisions of this Mortgage or any of the other Loan Documents, and thereafter a sale of the Mortgaged Property in accordance with the provisions hereof, or if the Mortgagee, acquires the property otherwise after default, the Mortgagee, at the Mortgagee's option, and at the time of the commencement of such proceeding, or at the time the property is otherwise acquired, may apply the balance then remaining in the funds accumulated under the provisions of this paragraph as a credit against any sums or charges secured hereby, including, but not limited to, the amount of principal, interest, charges and fees then remaining unpaid under the Loan Documents.

        25. Loss, Destruction, etc. of the Note. The Borrower will, in the event of the Note shall be mutilated, destroyed, lost or stolen, deliver to the Mortgagee, in substitution therefor, a new Note containing the same terms and conditions as the old Note with a notation thereon of the unpaid principal and accrued unpaid interest. The Borrower shall be furnished with satisfactory evidence of the mutilation, destruction, loss or theft of the Note.

        26. Governmental Approvals. The Borrower will, at all times during the continuance of the Mortgage, maintain or cause to be maintained in full force and effect all governmental and municipal approvals and permits which are required to comply with all environmental, ecological and other governmental requirements relating to the Mortgaged Property or to the occupancy thereof.

        27. Documentary Stamps. If at any time the State of Hawaii or the United States of America shall require internal revenue stamps to be affixed to the Note or this Mortgage, the Borrower will pay for, or cause to be paid for, the same with any interest or penalties imposed in connection therewith.

        28. Tax on Mortgage or Debt. In the event of the adoption or amendment of any law of the State of Hawaii after the date of this instrument, other than a law providing for the imposition of a tax on, according to, or measured by income, which shall in any way change the manner of taxation or of the collection of taxes on mortgages or debts secured by mortgages, to the end that, directly or indirectly, the Mortgagee shall be required to pay on account of this Mortgage or the indebtedness secured hereby, any tax other than taxes of the kind or character now imposed thereon by the laws of the State of Hawaii, and other than a tax on, according to or measured by income, the holder of this Mortgage, at any time after such adoption or amendment of such law, may give written notice to Borrower that such holder elects to have the indebtedness secured by this Mortgage become due and payable. If such notice be given, the said indebtedness shall become due, payable and collectible at the expiration of thirty (30) days; PROVIDED, HOWEVER, that such requirement of payment shall be ineffective if the Borrower is permitted by law to pay the whole of such tax in addition to all other payments required hereunder, without any penalty accruing to the holder of the Note, and if the Borrower in fact pays such tax prior to the date upon which payment is required by such notice.

        29. Hazardous Materials. The Borrower will keep and maintain, or cause to be kept and maintained, the Mortgaged Property, including, without limitation, the groundwater on or under the Mortgaged Property, in compliance with, and shall not cause or permit the Mortgaged Property to be in violation of, any Hazardous Materials Laws. The Borrower shall not use, generate, manufacture, treat, handle, refine, produce, process, store, discharge, release, disposed of or all to exist, or shall prevent the using, generating, manufacturing, treating, handling, refining, producing, processing, storing, discharging, releasing, disposing of or allowing to exist, on, under or above the Mortgaged Property, any Hazardous Materials. The Borrower shall immediately advise, or cause the immediate advising of, the Mortgagee in writing of (a) any and all enforcement, clean up, removal, mitigation, or other governmental or regulatory action instituted, contemplated or threatened pursuant to any Hazardous Materials Laws affecting the Mortgaged Property, (b) all claims made or threatened by any third party against Borrower or the Mortgaged Property relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (a) and (b) above are hereinafter referred to as "Hazardous Materials Claims") and (c) the Borrower's discovery of any occurrence or condition on the Mortgaged Property or any real property adjoining or in the vicinity of the Mortgaged Property which could subject the Borrower or the Mortgaged Property to any restrictions on ownership, occupancy, transferability or use of the Mortgaged Property under any Hazardous Materials Laws. The Borrower shall indemnify the Mortgagee, its directors, officers, employees, agents, successors and assigns from and against, any loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the use, generation, manufacture, treatment, handling, refining, production, processing, storage, release, threatened release, discharge, disposal, or presence of Hazardous Materials on, under or about the Mortgaged Property, including, without limitation: (i) all foreseeable and unforeseeable consequential damages; (ii) the costs of any required or necessary repair, clean up or detoxification of the Mortgaged Property, and the preparation and implementation of any closure, remedial or other required plans; and (iii) all reasonable costs and expenses incurred by the Mortgagee in connection with clauses
(i) and (ii), including, without limitation, reasonable attorneys' fees. The indemnification provisions of this paragraph shall survive (a) the repayment of the Note secured by this Mortgage, (b) any foreclosure of this Mortgage, and (c) any deed or assignment of the Mortgaged Property in lieu of foreclosure.

        30. ADA Compliance. So long as this Mortgage remains outstanding, the Borrower will, at the Borrower's own cost and expense, in respect of the Mortgaged Property and in respect of the Borrower's activities at or within the Mortgaged Property: (a) comply with all requirements of the federal Americans with Disabilities Act, including future amendments (the "ADA") and the rules now or in the future promulgated under the ADA (the "Rules"), to the extent applicable to the Borrower's ownership, management, operation, leasing, use, construction, reconstruction, repair, remodeling, rehabilitation or alteration of the Mortgaged Property, or any part thereof; (b) immediately provide to the Mortgagee written notice (and immediately provide to the Mortgagee copies) of any and all notices of actual, potential or alleged violations of the ADA or the Rules and any and all governmental investigations or regulatory or private actions instituted or threatened, regarding the ADA or the Rules; and (c) furnish to the Mortgagee, from time to time whenever reasonably requested by the Mortgagee, an ADA Compliance Assessment (the "ADA Compliance Assessment"), in form reasonably acceptable to the Mortgagee, made by an architect or engineer, or other professional acceptable to the Mortgagee in its sole discretion, having a good repute for skill and experience in the field of ADA compliance and otherwise reasonably acceptable to the Mortgagee ("ADA Consultant"). If the ADA Compliance Assessment shows that there are architectural barriers, including communication barriers that are structural in nature within the Mortgaged Property or the access to the Mortgaged Property, then the Borrower, at the Mortgagee's request, shall also provide to the Mortgagee a plan reasonably satisfactory to the Mortgagee, for the removal of such barriers to the extent that such removal is readily achievable. In no event shall the Mortgagee's acceptance of the ADA Compliance Assessment or plan be deemed a representation by the Mortgagee that such plan is in compliance with the ADA or the Rules. Prior to undertaking any alterations or new construction on the Mortgaged Property the Borrower, in addition to all other requirements for such alterations or new construction contained in the Mortgage or the other Loan Documents, shall provide to the Mortgagee a certification by an ADA Consultant that the plans and specifications for the alteration or new construction comply with the ADA and Rules.

        31. No Violation of Forfeiture Laws. The Borrower warrants and covenants as follows:

        a. The Borrower will not violate any federal, state, or other governmental law, including but not limited to 18 U.S.C.
Sec. 1956(a)(3), that may in any way affect or impair the value of the Mortgaged Property or the properties covered by the security instruments which are part of the Loan Documents or the Mortgagee's priority therein;

        b. To the best of the Borrower's knowledge, there has been no violation of any federal, state, or other law affecting or impairing the value of the Mortgaged Property or the properties covered by the security instruments which are part of the Loan Documents; and

        c. The Borrower shall make every good faith effort to prevent any violation of any federal, state, or other governmental law, including but not limited to 18 U.S.C. Sec. 1956(a)(3), that may in any way affect or impair the value of the Mortgaged Property or the properties covered by the security instruments which are part of the Loan Documents or the Mortgagee's priority therein.

        In the event that the Mortgagee has reasonable cause to believe that any portion of the Mortgaged Property or any other collateral securing the Loan might be or become subject to forfeiture under any of the foregoing laws, the Borrower agrees that the Mortgagee may, in its sole discretion, and addition to its other remedies under this Mortgage and at law or in equity, refuse to make any further disbursements of Loan proceeds, of any kind whatsoever, until the Mortgagee no longer has any reasonable belief that any portion of the Mortgaged Property or any other collateral securing the Loan is subject to or may become subject to forfeiture under any of the foregoing laws.

        32. Accounts and Records. The Borrower will maintain a standard modern system of accounting administered in accordance with generally accepted accounting principles. The Mortgagee shall have the right to examine the books of account of the Borrower to the extent that they pertain to this Mortgage and the Mortgaged Property, and to discuss the affairs, finances and accounts of the Borrower to such extent, all at such reasonable times and intervals as the Mortgagee may desire. The Borrower will furnish to the Mortgagee, within ninety (90) days after the close of each fiscal year, a balance sheet of the Borrower and a statement of earnings of the Borrower as at the end of and for each year, prepared in accordance with generally accepted accounting principles consistently applied. Upon the request of the Mortgagee, the Borrower will provide the Mortgagee with convenient facilities for the audit of such data and information.

        33. Reappraisals. The Mortgagee shall have the right to obtain, at the Borrower's expense, reappraisals of the Mortgaged Property from any licensed or certified appraiser designated by the Mortgagee, from time to time (a) whenever such reappraisal may be required by any law, rule or regulation applicable to the Mortgagee or the conduct of the Mortgagee's business, or may be requested or directed by any governmental authority charged with the administration of such law, rule or regulation or the Mortgagee's compliance therewith, whether or not such request or direction has the force of law, or (b) whenever the Mortgagee has reasonable cause to believe that the then-current loan-to-value ratio for (i) the Loan or (ii) the aggregate of all loans or other obligations secured by the Mortgaged Property exceeds the loan-to-value ratio for (i) the Loan or (ii) such aggregate, originally required by the Loan Documents or by the Mortgagee's commitment to make the Loan, or (c) whenever reasonably deemed appropriate by the Mortgagee following the occurrence or during the continuance of an Event of Default.

I. ASSIGNMENT OF RENTALS. The Borrower does hereby assign, transfer, deliver and set over unto the Mortgagee and its successors and assigns, absolutely:

              FIRST: All of the right, title and interest of the Borrower in and to any and all subleases (the "Subleases") now or hereafter executed covering portions of the Mortgaged Property, and all extensions, renewals and modifications of the Subleases;

              SECOND: All rentals and other sums payable by the lessees under the Subleases and all extensions, renewals, supplements or modifications thereof;

              THIRD: All rights, powers, security, privileges, options, remedies and other benefits of the Borrower, as lessor under the Subleases, including, but not limited to, the right to demand, collect and receive all rentals and all sums due and which may become due or payable to the lessor thereunder, whether as rentals, the proceeds of insurance or otherwise (all articles of property described in Items FIRST, SECOND and THIRD being hereinafter sometimes called the "Assigned Property");

        TO HAVE AND TO HOLD the same unto the Mortgagee and its successors and assigns, absolutely;

        1. THE BORROWER'S WARRANTIES. The Borrower warrants and represents as follows:

              a. the Borrower is the lawful and absolute owner of all of the Assigned Property leased or to be leased and has good right to assign the sublessor's interest in the Subleases and the rentals and other sums payable thereunder;

              b. the Subleases are, and future Subleases will be, valid, legally binding upon the parties thereto and are enforceable in accordance with its provisions;

              c. the Subleases are in full force and effect, not in default, and have not been amended or modified;

              d. except for this Mortgage, the Borrower has not sold, assigned, transferred, mortgaged, pledged or otherwise encumbered the Subleases or the rentals, income and profits due or to become due thereunder; and

              e. there has been no prepayment or anticipation of rentals provided for in the Subleases for a period in excess of one (1) month; and that there are no offsets, counterclaims or defenses to the Borrower's rights to the rentals now due or to become due under the Subleases.

        2. THE BORROWER'S COVENANTS. The Borrower hereby covenants and agrees with and for the benefit of the Mortgagee as follows:

        a. Absolute Assignment. This Mortgage is not an assignment for security purposes, nor a pledge of rents for additional security, but an outright, immediate and absolute assignment of the Borrower's interest in the Subleases.

        b. Preservation and Enforcement of Subleases. The Borrower will fully and faithfully abide by, observe and perform each and every covenant, condition and obligation to be observed and performed by the lessor under the Subleases and, at the sole cost and expense of the Borrower, shall enforce or secure the observance and performance of each and every covenant, condition and obligation to be observed and performed by the lessees under the Subleases. Without the prior written consent of the Mortgagee, the Borrower will absolutely refrain from modifying, altering, waiving, cancelling or extending the term or any of the provisions of any Lease or accept a surrender thereof; nor will the Borrower anticipate for more than one (1) month the rents under the Lease, or waive, excuse, condone or in any manner release or discharge the lessee from any obligation thereunder, including, but not limited to, the obligation to pay the rentals provided for thereunder in the manner and at the place and time specified therein. If requested by the Mortgagee, the Borrower shall deliver to the Mortgagee estoppel certificates, in form and substance satisfactory to the Mortgagee, duly executed by the lessees under the Subleases.

        c. Legal Proceedings. The Borrower will, at the Borrower's sole cost and expense, appear in and defend any action or proceeding arising under, growing out of or in any manner connected with any Lease or the obligations, duties or liabilities of the lessor and lessee thereunder; PROVIDED, that the Mortgagee may appear in and defend any such action or proceeding, and the Borrower shall pay all costs and expenses of the Mortgagee, including, but not limited to, attorneys' fees, in any such action or proceeding in which the Mortgagee may appear.

        d.  Right of the Mortgagee to Prevent or Remedy Default.
If the Borrower fails to make any payment or to observe and perform any of the covenants, conditions or obligations herein provided, then the Mortgagee may, but without obligation so to do and without notice to or demand on the Borrower and without releasing the Borrower from any obligation hereunder, take any action the Mortgagee deems necessary or appropriate to prevent or remedy such default or otherwise to protect the Assigned Property, including, but not limited to, (a) appearing in and defending any action or proceeding purporting to affect any Lease, the rentals payable thereunder or the rights or powers of the Mortgagee or (b) observing and performing any covenant, condition or obligation of the lessor under the Lease.

        e. The Mortgagee's Expenses. The Borrower shall pay to the Mortgagee upon demand, all advances, costs, expenses and attorneys' fees which the Mortgagee may make, pay or incur under any provision of this Mortgage for the protection of any of the rights of the Mortgagee hereunder, or in any dispute or litigation in which the Mortgagee may become involved by reason of or arising out of this Mortgage. Such amounts shall bear interest until paid at the rate provided in the Note to be paid in the event of a default thereunder, shall be additional charges upon the Mortgaged
Property, shall be equally secured hereby and shall be a lien on the Mortgaged Property prior to any rights or claims upon the Mortgaged Property subordinate to the lien of this Mortgage.

        f. Grant of License to the Borrower for Collection of Rentals. The Mortgagee hereby grants to the Borrower a revocable license to collect, but not more than one (1) month prior to accrual, all rentals and other sums payable under the Subleases, and to hold the same as a trust fund to be applied, first, to the payment of any advances, costs, expenses and attorneys' fees made, paid or incurred by the Mortgagee for the protection of its rights and security under the Loan Documents; second, to the payment of charges, interest and principal becoming due under the Note and to the payment of all other sums now or hereafter loaned or advanced by the Mortgagee to the Borrower and hereby secured, expended by the Mortgagee for the account of the Borrower, or otherwise owing by the Borrower to the Mortgagee on any and every account whatsoever; third, to the satisfaction of any obligations owing by the lessor to the lessee under any Lease; and the remainder, if any, may be used for the Borrower's own purposes. The Mortgagee may revoke this license at any time by written notice to the Borrower (this license being automatically revoked without notice upon the occurrence of a default under any of the Loan Documents).

        g. Collection of Rentals by the Mortgagee. Upon the revocation of the license granted by the Mortgagee to the Borrower pursuant to the preceding paragraph I.2.f of this Mortgage, or upon the occurrence of a default under any of the Loan Documents, the lessees under the Subleases shall be required to pay all of the rentals directly to the Mortgagee and such rentals shall be applied by the Mortgagee, first, to the payment of any advances, costs, expenses and attorneys' fees made, paid or incurred by the Mortgagee for the protection of its rights and security under the Loan Documents; second, to the payment of the unpaid charges, interest and principal on the Note and to the payment of all other sums now or hereafter loaned or advanced by the Mortgagee to the Borrower, expended by the Mortgagee for the account of the Borrower, or otherwise owing by the Borrower to the Mortgagee on any and every account whatsoever; and the remainder, if any, shall be paid to the Borrower.

        h. The Mortgagee not Obligated to Perform Under Subleases; Indemnity. The Mortgagee shall not be obligated to perform or discharge, nor does the Mortgagee hereby undertake to perform or discharge, any obligation, duty or liability under the Subleases, or under or by reason of this Mortgage, and the Borrower shall and does hereby agree to indemnify and to hold the Mortgagee harmless from any and all liability, loss or damage (to the extent such liability, loss or damage does not arise out of any wrongful act or omission by the Mortgagee) which the Mortgagee may incur under any Lease or under or by reason of this Mortgage and from any and all claims and demands whatsoever which may be asserted against the Mortgagee by reason of any alleged obligation or undertaking on the Mortgagee's part to perform or discharge any of the covenants, conditions or obligations contained in any Lease. Should the Mortgagee incur any such liability, loss or damage in the defense of any such claims or demands, the amount thereof, including, but not limited to, costs, expenses and reasonable attorneys' fees, the Borrower shall reimburse such amounts to the Mortgagee upon demand.

        i. Future Subleases. Until every covenant, condition and obligation of the Borrower under the Loan Documents shall have been fully paid, observed and performed, the Borrower shall, and does hereby, assign and transfer to the Mortgagee absolutely any and all future leases demising part or all of the Mortgaged Property upon the same or substantially the same terms and conditions as are herein contained, and will make, execute, acknowledge and deliver to the Mortgagee, upon demand, any and all instruments that may be requested by the Mortgagee therefor.

        j. Liens. The Borrower will maintain the valid security interest of the Mortgagee in the Assigned Property and the sums due thereunder, free and clear of all liens, claims and encumbrances that may be made prior to or on a parity with the security interest of the Mortgagee therein.

        k. Reassignment. Upon the payment, observance and performance by the Borrower of all of the obligations under the Loan Documents, the Mortgagee shall reassign the Assigned Property to the Borrower, without recourse; PROVIDED, HOWEVER, that the Borrower shall pay for the costs of such reassignment.

J. MODIFICATIONS TO LEASE. It is understood and agreed by and between the Ground Lessor and Mortgagee that, so long as this Mortgage (and any renewal, extension, modification or amendment thereof) shall remain in force and effect, certain terms and provisions of that certain Lease described in ITEM TWO of EXHIBIT A of this Mortgage (the "Lease") shall be superseded and/or modified in the following respects:

        1. The provisions of Sections 5.1 and 5.2(e) of the Lease relating to a qualified purchaser are hereby amended to define the term "qualified purchaser" in the case of a judicial foreclosure of this Mortgage to mean a person who (i) shall not as its primary business, own, lease or operate any casino or gambling facility if such business, ownership, leasing or operation might reasonably impair the ability of the Lessee under the Lease or the Hotel Operator (as defined in the Lease), as applicable, to obtain or retain any necessary regulatory approvals for the operation of the Hotel (as defined in the Lease); (ii) may not own or operate a distillery, winery or brewery or a distributorship of alcoholic beverages if such ownership or operation might reasonably impair the ability of the Lessee under the Lease or said Hotel Operator, as applicable, to obtain or retain liquor licenses for said Hotel; and (iii) shall have sufficient financial capability to carry out its obligations under the Lease.

        2.  Section 5.2(c) is modified as follows:

              a. The forty-five (45) day time period in the paragraph is extended to sixty (60) days.

              b. Subparts (i), (ii) and (iii) are modified such that the determination of whether a default is susceptible of being cured by the mortgagee shall be made by Mortgagee in its sole discretion; provided, that the Mortgagee shall give to the Ground Lessor a prompt written notice of such determination after any such determination is made.

        3. The following phrase shall be added to and modify the end of the first sentence in Section 5.2(e):

        ", but only payable when due for those amounts thereafter accruing."

        4. The provisions of Section 5.7 of the Lease shall be deleted in their entirety in the event that any purchaser under a judicial foreclosure sale under this Mortgage shall acquire title to the lessee's interest in the Lease.

        5. As between Mortgagor and Mortgagee, the provisions set forth above shall control in the event of any conflict between the provisions of this Mortgage and the Lease, and with respect to Paragraph J.4 above, as between the Lessee and the Ground Lessor under the Lease.

K.  MISCELLANEOUS PROVISIONS:

        1. No Waiver. Any failure by the Mortgagee to insist upon the strict performance by the Borrower or the Mortgagor of any of the terms and provisions hereof shall not be deemed to be a waiver of any of the terms and provisions hereof, and the Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by the Borrower or the Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by the Borrower or the Mortgagor.

        2. Security Agreement and Financing Statement Under Uniform Commercial Code. This Mortgage shall constitute a security agreement and financing statement under the Uniform Commercial
Code, as enacted in Hawaii; and the Borrower, as debtor, hereby grants to the Mortgagee, as secured party, a security interest in any or all of the Mortgaged Property, including, but not limited to, the Equipment and Collateral, in addition to a mortgage lien upon the same as part of the realty. The Borrower will assist, or cause the assistance, in the preparation of and will execute from time to time, alone or with the Mortgagee, and deliver, file and record, any financing or continuation statements, mortgages or other instruments, and do such further acts as the Mortgagee may request to establish, maintain and perfect the security interests of the Mortgagee in the Mortgaged Property, including (but not limited to) the Equipment, and all renewals, additions, substitutions, improvements to the same and the proceeds thereof, and otherwise to protect the same against the rights and interests of third parties. The terms of this Mortgage shall be deemed commercially reasonable within the meaning of the Uniform
Commercial Code.

        3. Definitions. The terms "advances," "costs" and "expenses" shall include, but shall not be limited to, reasonable attorneys' fees whenever incurred. The terms "indebtedness" and "obligations" shall mean and include, but shall not be limited to all claims, demands, obligations and liabilities whatsoever, however arising, whether owing by the Borrower, individually or as a partner, or jointly or in common with any others, and whether absolute or contingent, and whether owing by the Borrower as principal debtor or as accommodation maker or as indorser, liquidated or unliquidated, and whenever contracted, accrued or payable.

        4. Paragraph Headings. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope or intent of any provisions of this Mortgage.

        5. Parties in Interest. As and when used herein, the term "Mortgagor" shall mean and include the Mortgagor above-named, their respective successors and assigns; the term "Borrower" shall mean and include the Borrower above-named, its successors and assigns; the term "Mortgagee" shall mean and include the Mortgagee above-named and its successors and assigns; and the use of any gender shall include all genders.

        6. Applicable Laws. This Mortgage shall be governed by and shall be construed and interpreted under and pursuant to the laws of the State of Hawaii. If any provision of this Mortgage is held to be invalid or unenforceable, such will not affect the validity or enforceability of the other provisions of this Mortgage.

        7. Notices. All notices, demands or documents which are required or permitted to be given or served under this Mortgage shall be in writing and personally delivered or sent by registered or certified mail addressed as set forth on page 1 of this Mortgage. Such addresses may be changed by addressee by serving notice as provided above. Service of any such notice shall be deemed complete on the earlier to occur of the actual date of delivery or three (3) days after mailing.

        8. Additional Security for the Note. The Mortgagee may have received additional mortgages and/or security instruments to protect the Mortgagee against possible losses that might result if the Note is not paid in full when due or otherwise paid in accordance with its terms and provisions. In such event, the Borrower agrees that if a default occurs under either the Note, this Mortgage or such additional mortgages and/or security instruments, such default shall be a default under all of such instruments and that the Mortgagee is free to decide which mortgage or security instrument to take action against first and which order to take these actions. The Borrower waives any rights the Borrower might have under the law to interfere with the Mortgagee's decisions on the order of actions the Mortgagee takes against the mortgages and/or security instruments.

        9.  Limitation of Liability of Accommodation Mortgagor.

        a. In this Section, MAUI LAND & PINEAPPLE COMPANY, INC., a Hawaii corporation, whose principal place of business is 120 Kane Street, Kahului, Maui, Hawaii, and whose post office address is P.O. Box 187, Kahului, Maui, Hawaii 96732, shall be referred to as the "Accommodation Mortgagor".

        b. The Accommodation Mortgagor has executed this Mortgage as an accommodation to the Borrower. The Accommodation Mortgagor acknowledges that because of the Accommodation Mortgagor's benefits arising out of the Loan, which provides the funds to refinance an existing loan which is secured by the Accommodation Mortgagor's interest in the Mortgaged Property, the Accommodation Mortgagor will derive a substantial and valuable benefit from the Loan to the Borrower; that the Accommodation Mortgagor is making this Mortgage for the benefit of the Mortgagee as an essential inducement to the Mortgagee to make the Loan to the Borrower; and that without this Mortgage, the Mortgagee would not have made the Loan to the Borrower.

        c. The Accommodation Mortgagor's execution and delivery of this Mortgage is not intended to, and shall not, make the Accommodation Mortgagor personally liable or obligated to the Mortgagee. The Accommodation Mortgagor is delivering this Mortgage only to secure the Borrower's promises and performances under the Note and any of the Loan Documents and not to become personally liable or obligated under the Loan Documents.

        d. Notwithstanding any provision to the contrary in this Mortgage, it is agreed and understood that the Accommodation Mortgagor is not personally liable under any covenants of the Note, this Mortgage or other Loan Documents for the payment of any indebtedness. In any action or proceeding brought on this Mortgage in which a money judgment is sought, the Mortgagee will look solely to the Borrower and to the Mortgaged Property for payment of the obligations hereby secured and, expressly agrees to waive any right to seek or obtain a deficiency judgment against the Accommodation Mortgagor.

        e. The Accommodation Mortgagor authorizes and directs the Mortgagee to disburse 100% of the Loan proceeds solely to the Borrower and to disburse none of the Loan proceeds to the Accommodation Mortgagor.

        f. Even though the Accommodation Mortgagor has not received, and will not receive, any of the Loan proceeds, the Accommodation Mortgagor understands and agrees that if a default occurs under the Loan Documents, the Mortgaged Property which the Accommodation Mortgagor has delivered to the Mortgagee under this Mortgage may be sold to pay in full the amounts due and payable under the Note and the Loan Documents.

        g. The Accommodation Mortgagor agrees to waive any right which the Accommodation Mortgagor may have to require the Mortgagee to (a) demand payment of amounts due (known as "presentment"); (b) give notice that amounts due have not been paid (known as "notice of dishonor"); and (c) obtain an official certification of nonpayment (known as "protest").

        h. The Accommodation Mortgagor agrees to be bound by the provisions of Paragraph 21 of Section H, above, and that the Mortgagee may do any of the things set forth in those paragraphs without affecting or diminishing any of the Mortgagee's rights under this Mortgage.

        i. The Borrower acknowledges that the execution and delivery of this Mortgage by the Accommodation Mortgagor is being made strictly as an accommodation to the Borrower.

        10. Counterpart Signatures. This Mortgage may be executed in counterparts, each of which shall be deemed an original regardless of the date of its execution and delivery. All of such counterparts together shall constitute one and the same document, binding all of the parties hereto, notwithstanding all of the parties are not signatory to the original or the same counterparts. For all purposes, including, without limitation, recordation, filing and delivery of this document, duplicate unexecuted and unacknowledged pages of the counterparts may be discarded and the remaining pages assembled as one document.

        IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.


                                      MAUI LAND & PINEAPPLE COMPANY, INC.


                                      By     /S/ DON YOUNG
                                          Don Young
                                          Its Executive Vice President


                                      By    /S/ PAUL J. MEYER
                                          Paul J. Meyer
                                          Its Executive Vice President/Finance

                                                    "Mortgagor, Ground Lessor
                                                    and
                                                       Accommodation Mortgagor"


                                      NI HAWAII RESORT, INC.


                                      By   /S/ TORU OKUYAMA
                                          Toru Okuyama
                                          Its Vice President

                                                    "Mortgagor and Borrower"


                                      NI HAWAII FINANCIAL, INC.


                                      By    /S/ TORU OKUYAMA
                                          Toru Okuyama
                                          Its Vice President

                                                    "Mortgagee"


STATE OF HAWAII                 )
                                )  SS:
COUNTY OF MAUI                  )

           On this    24TH    day of  FEBRUARY     , 1996, before me
appeared DON YOUNG and PAUL J. MEYER, to me personally known, who, being by me duly sworn, did say that they are the Executive Vice President and Executive Vice President/Finance, respectively, of MAUI LAND & PINEAPPLE COMPANY, INC., a Hawaii corporation; that said instrument was signed in the name and on behalf of said corporation by authority of its Board of Directors; and said officers acknowledged that they executed said instrument as the free act and deed of said corporation.


                                         /S/ DEBRA A. MAHON

                                      Notary Public, State of Hawaii
                                      My Commission expires:
                                          OCT. 1, 1996

STATE OF HAWAII                 )
                                )  SS:
COUNTY OF MAUI                  )

           On this    24TH            day of FEBRUARY  , 1996,
before me appeared TORU OKUYAMA, to me personally known, who, being by me duly sworn did say that he is the Vice President of NI HAWAII RESORT, INC., a Hawaii corporation; that said instrument was signed in the name and on behalf of said corporation by authority of its Board of Directors; and said officer acknowledged that said officer executed said instrument as the free act and deed of said corporation.


                                        /S/ DEBRA A. MAHON

                                      Notary Public, State of Hawaii
                                      My Commission expires:
                                          OCT. 1, 1996

STATE OF HAWAII                 )
                                )  SS:
COUNTY OF MAUI                  )

           On this  24TH              day of  FEBRUARY    , 1996,
before me appeared TORU OKUYAMA, to me personally known, who, being by me duly sworn did say that he is the Vice President of NI HAWAII FINANCIAL, INC., a Delaware corporation; that said instrument was signed in the name and on behalf of said corporation by authority of its Board of Directors; and said officer acknowledged that said officer executed said instrument as the free act and deed of said corporation.


                                       /S/ DEBRA A. MAHON

                                      Notary Public, State of Hawaii
                                      My Commission expires:
                                          OCT. 1, 1996